UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 29, 2006

OAKRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Utah	0-8532	87-0287176
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
4613 Jacksboro Highway
Wichita Falls, Texas 76302
(Address of principal executive offices and zip code)
(940) 322-4772
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On November 29, 2006, Oakridge Energy, Inc. (the “Company”) issued a press release announcing that First City Realty Development Corp., the buyer under the Company’s contract to sell approximately 1,852 acres of land it owns on Ewing Mesa adjacent to the City of Durango, Colorado for a price of $35,000,000, has failed to make the first two earnest money deposits required by the contract. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
Forward-Looking Statements
     Certain information included in this Current Report on Form 8-K, including but not limited to the statements contained in the attached news release, contains forward-looking statements. Such forward-looking statements are based on management’s current projections and estimates and are identified by words such as “believes,” “expects,” “intends” and similar words. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially from what is expressed in such forward-looking statements. Please refer to the Company’s SEC reports for additional factors. These filings can be accessed over the Internet at http://www.sec.gov.
     A PROXY STATEMENT RELATING TO CERTAIN OF THE MATTERS DISCUSSED HEREIN MAY BE FILED WITH THE SEC. IF FILED, COPIES OF THE PROXY STATEMENT AND OTHER RELATED DOCUMENTS MAY BE OBTAINED FREE OF CHARGE ON THE SEC WEBSITE (WWW.SEC.GOV). WE URGE YOU TO CAREFULLY REVIEW THESE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY, ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE CONSIDERED “PARTICIPANTS IN THE SOLICITATION” OF PROXIES FROM THE COMPANY’S SHAREHOLDERS IN CONNECTION WITH CERTAIN OF THE MATTERS DISCUSSED HEREIN. INFORMATION REGARDING SUCH PERSONS AND THEIR INTERESTS IN THE COMPANY IS CONTAINED IN THE COMPANY’S PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K FILED WITH THE SEC. SHAREHOLDERS AND INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS IN THE MATTERS DISCUSSED HEREIN, WHICH MAY BE DIFFERENT THAN THOSE OF THE COMPANY’S SHAREHOLDERS GENERALLY, BY READING THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS REGARDING THE MATTERS DISCUSSED HEREIN.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 29, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OAKRIDGE ENERGY, INC. (Registrant)
Date: November 30, 2006

	By:	/s/ Sandra Pautsky

Sandra Pautsky
President and Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 29, 2006